                                                                 EXHIBIT 24

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, P. J. Early, L. D. Thomas and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign
   (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and
   (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635 and 33-22897 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 20th day of April, 1994.




                                                 Donald R. Beall
                                                 Signature


                                                 Donald R.  Beall
                                                 Print Name

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, P. J. Early, L. D. Thomas and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635 and 33-22897 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 18th day of April, 1994.




                                                 Ruth Block
                                                 Signature


                                                 Ruth Block
                                                 Print Name

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, P. J. Early, L. D. Thomas and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635 and 33-22897 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 20 day of April, 1994.




                                                 John H. Bryan
                                                 Signature


                                                 John H. Bryan
                                                 Print Name

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, P. J. Early, L. D. Thomas and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635 and 33-22897 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 15th day of April, 1994.




                                                 John L. Carl
                                                 Signature


                                                 John L. Carl
                                                 Print Name

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, P. J. Early, L. D. Thomas and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635 and 33-22897 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 18 day of April, 1994.




                                                 Erroll B. Davis, Jr.
                                                 Signature


                                                 Erroll  B. Davis, Jr.
                                                 Print Name

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, P. J. Early, L. D. Thomas and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635 and 33-22897 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 25th day of April, 1994.




                                                 Richard Ferris
                                                 Signature


                                                 Richard J.  Ferris
                                                 Print Name

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, P. J. Early, L. D. Thomas and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635 and 33-22897 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 20th day of April, 1994.




                                                 H. Laurance Fuller
                                                 Signature


                                                 H. Laurance Fuller
                                                 Print Name

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, P. J. Early, L. D. Thomas and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635 and 33-22897 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 26th day of July, 1994.




                                                 F. A. Maljers
                                                 Signature


                                                 F. A. Maljers
                                                 Print Name

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, P. J. Early, L. D. Thomas and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635 and 33-22897 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 18 day of April, 1994.




                                                 Robert H. Malott
                                                 Signature


                                                 Robert H. Malott
                                                 Print Name

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, P. J. Early, L. D. Thomas and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635 and 33-22897 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 26th day of July, 1994.




                                                 W. E. Massey
                                                 Signature


                                                 W. E. Massey
                                                 Print Name

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, P. J. Early, L. D. Thomas and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635 and 33-22897 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 18th day of April, 1994.




                                                 J. R. Reid
                                                 Signature


                                                 J. R. Reid
                                                 Print Name

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, P. J. Early, L. D. Thomas and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635 and 33-22897 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 26th day of April, 1994.




                                                 Martha R. Seger
                                                 Signature


                                                 Martha R. Seger
                                                 Print Name

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, P. J. Early, L. D. Thomas and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635 and 33-22897 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 25th day of April, 1994.




                                                 L. D. Thomas
                                                 Signature


                                                 L. D. Thomas
                                                 Print Name

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, P. J. Early, L. D. Thomas and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635 and 33-22897 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 12th day of April, 1994.




                                                 Michael Wilson
                                                 Signature


                                                 Michael Wilson
                                                 Print Name

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, P. J. Early, L. D. Thomas and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635 and 33-22897 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 18th day of April, 1994.




                                                 Richard D. Wood
                                                 Signature


                                                 Richard D. Wood
                                                 Print Name

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints H. L. Fuller, P. J. Early, L. D. Thomas and J. L. Carl, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (i) any and all Amoco Corporation registration statements and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Amoco Corporation common stock and plan interests, and (ii) annual reports of Amoco Corporation on Form 10-K, for any fiscal year, and (iii) any and all amendments to Registration Statements Nos. 33-11635 and 33-22897 on Form S-3, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and all other documents as may be necessary or appropriate in connection therewith, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which said attorneys and agents, or any of them, deem advisable to enable Amoco Corporation to comply with the federal or state securities laws, and any requirements or regulations in respect thereto, as fully to all intents and purposes as he or she might or could do in person, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 25th day of April, 1994.




                                                 Patrick J. Early
                                                 Signature


                                                 Patrick J. Early
                                                 Print Name